UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): June 25, 2010

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change.  Trailing 3-month average versus prior year.)

	March ‘10	April ‘10	May ‘10
Process Management	+10	+5 to +10	-5
Industrial Automation	+10 to +15	>+20	>+20
Network Power	+10	+5 to +10	+5 to +10
Climate Technologies	>+20	>+20	>+20
Appliance and Tools	0 to +5	+5 to +10	+5 to +10
Total Emerson	+10 to +15	+15 to +20	+10 to +15

May 2010 Order Comments:

Recent strengthening of the U.S. dollar had a negative impact on Emerson’s trailing three-month order rates, reducing overall order growth by over 4 percentage points.  Excluding currency, the trailing three-month underlying order growth rate improved again, and was at the highest level since orders turned positive in February.

Process Management trailing three-month underlying orders excluding currency strengthened as MRO demand continued, favorably impacting the valve and measurement businesses.  Due to the weakening of the euro, there was a negative impact from currency of over 12 percentage points in the GAAP order rate.  Excluding the currency impact, the trailing three-month underlying order growth rate was at the highest level since November 2008.

Order growth for Industrial Automation remained very high across all businesses, with particular strength in the power generating alternator, electrical drives, power transmission and fluid automation businesses.

Network Power trailing three-month orders improved versus the prior period.  Growth in the embedded power, inbound power and embedded computing businesses was partially offset by modest declines in the network power business in Asia and the uninterruptible power supply and precision cooling business.

Order strength continued for Climate Technologies with strong growth in Europe, Asia and the U.S.  Europe order strength was driven by refrigeration end markets.  Asia orders continued to benefit from targeted stimulus programs which moved the China market to higher efficiency systems in advance of higher efficiency standards that were implemented June 1, 2010.  These higher efficiency levels favor the technology offered by Emerson.  The residential replacement and stationary refrigeration end markets benefited U.S. orders.

Order growth in Appliance and Tools remained in the 5 to 10 percent range, with strength in the tools, motors and appliance businesses partially offset by weakness in the storage businesses.

Upcoming Investor Events:

On Tuesday, August 3, 2010, Emerson will issue the Company’s third quarter 2010 results.   Emerson senior management will discuss the results during an investor conference call that will be held the same day.  The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: June 25, 2010	By:	/s/ Timothy G. Westman_______
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary